Item 77.C.  Matters submitted to a vote of security holders

 At a Special Meeting of Shareholders held on February 22, 2017, shareholders of the 1290 Convertible Securities Fund, 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Talents Fund, 1290 High Yield Bond Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund and 1290 Unconstrained Bond Managers Fund approved the election of Steven M. Joenk, Mark A. Barnard, Thomas W. Brock, Donald E. Foley, Christopher P.A. Komisarjevsky, H. Thomas McMeekin, Gloria D. Reeg, Gary S. Schpero, Kenneth L. Walker and Caroline L. Williams to serve as the Board of Trustees of 1290 Funds.

 At a Special Meeting of Shareholders held on February 22, 2017, shareholders of each Fund approved changes to each Fund’s fundamental investment restriction with respect to diversification.  The results of the shareholder vote are as follows:
Fund
For
Against
Abstain
1290 Convertible Securities Fund
2,025,798.011
0
0
1290 DoubleLine Dynamic Allocation Fund
4,835,354.404
188,391.397
0
1290 GAMCO Small/Mid Cap Value Fund
357,159.478
1,657.820
5,611.942
1290 Global Talents Fund
2,000,643.513
0
0
1290 High Yield Bond Fund
3,061,228.972
0
0
1290 Multi-Alternative Strategies Fund
889,224.811
20,942.599
146,001.918
1290 SmartBeta Equity Fund
1,015,927.832
0
0
1290 Unconstrained Bond Managers Fund
7,001,402.431
0
0

 At a Special Meeting of Shareholders held on February 22, 2017, shareholders of each Fund approved changes to each Fund’s fundamental investment restriction with respect to issuing senior securities and borrowing money.  The results of the shareholder vote are as follows:

Fund
For
Against
Abstain
1290 Convertible Securities Fund
2,025,798.011
0
0
1290 DoubleLine Dynamic Allocation Fund
4,835,354.404
188,391.397
0
1290 GAMCO Small/Mid Cap Value Fund
338,939.173
19,878.126
5,611.941
1290 Global Talents Fund
2,000,643.513
0
0
1290 High Yield Bond Fund
3,061,228.972
0
0
1290 Multi-Alternative Strategies Fund
889,224.811
20,942.599
146,001.918
1290 SmartBeta Equity Fund
1,015,927.832
0
0
1290 Unconstrained Bond Managers Fund
7,001,402.431
0
0

 At a Special Meeting of Shareholders held on February 22, 2017, shareholders of each Fund approved changes to each Fund’s fundamental investment restriction with respect to underwriting.  The results of the shareholder vote are as follows:

Fund
For
Against
Abstain
1290 Convertible Securities Fund
2,025,798.011
0
0
1290 DoubleLine Dynamic Allocation Fund
4,835,354.404
188,391.397
0
1290 GAMCO Small/Mid Cap Value Fund
349,492.221
1,657.820
13,279.199
1290 Global Talents Fund
2,000,643.513
0
0
1290 High Yield Bond Fund
3,061,228.972
0
0
1290 Multi-Alternative Strategies Fund
889,224.811
20,942.599
146,001.918
1290 SmartBeta Equity Fund
1,015,927.832
0
0
1290 Unconstrained Bond Managers Fund
7,001,402.431
0
0

 At a Special Meeting of Shareholders held on February 22, 2017, shareholders of each Fund approved changes to each Fund’s fundamental investment restriction with respect to concentrating.  The results of the shareholder vote are as follows:

Fund
For
Against
Abstain
1290 Convertible Securities Fund
2,025,798.011
0
0
1290 DoubleLine Dynamic Allocation Fund
4,835,354.404
188,391.397
0
1290 GAMCO Small/Mid Cap Value Fund
333,930.261
17,219.780
13,279.199
1290 Global Talents Fund
2,000,643.513
0
0
1290 High Yield Bond Fund
3,061,228.972
0
0
1290 Multi-Alternative Strategies Fund
889,224.811
20,942.599
146,001.918
1290 SmartBeta Equity Fund
1,015,927.832
0
0
1290 Unconstrained Bond Managers Fund
7,001,402.431
0
0

 At a Special Meeting of Shareholders held on February 22, 2017, shareholders of each Fund approved changes to each Fund’s fundamental investment restriction with respect to investing in real estate.  The results of the shareholder vote are as follows:

Fund
For
Against
Abstain
1290 Convertible Securities Fund
2,025,798.011
0
0
1290 DoubleLine Dynamic Allocation Fund
4,835,354.404
188,391.397
0
1290 GAMCO Small/Mid Cap Value Fund
339,684.989
19,132.310
5,611.941
1290 Global Talents Fund
2,000,643.513
0
0
1290 High Yield Bond Fund
3,061,228.972
0
0
1290 Multi-Alternative Strategies Fund
875,608.377
34,559.036
146,001.915
1290 SmartBeta Equity Fund
1,015,927.832
0
0
1290 Unconstrained Bond Managers Fund
7,001,402.431
0
0

 At a Special Meeting of Shareholders held on February 22, 2017, shareholders of each Fund approved changes to each Fund’s fundamental investment restriction with respect to investing in commodities.  The results of the shareholder vote are as follows:

Fund
For
Against
Abstain
1290 Convertible Securities Fund
2,025,798.011
0
0
1290 DoubleLine Dynamic Allocation Fund
4,835,354.404
188,391.397
0
1290 GAMCO Small/Mid Cap Value Fund
344,774.694
14,042.605
5,611.941
1290 Global Talents Fund
2,000,643.513
0
0
1290 High Yield Bond Fund
3,061,228.972
0
0
1290 Multi-Alternative Strategies Fund
875,608.377
34,559.036
146,001.915
1290 SmartBeta Equity Fund
1,015,927.832
0
0
1290 Unconstrained Bond Managers Fund
7,001,402.431
0
0

 At a Special Meeting of Shareholders held on February 22, 2017, shareholders of each Fund approved changes to each Fund’s fundamental investment restriction with respect to making loans.  The results of the shareholder vote are as follows:

Fund
For
Against
Abstain
1290 Convertible Securities Fund
2,025,798.011
0
0
1290 DoubleLine Dynamic Allocation Fund
4,835,354.404
188,391.397
0
1290 GAMCO Small/Mid Cap Value Fund
327,707.603
31,109.696
5,611.941
1290 Global Talents Fund
2,000,643.513
0
0
1290 High Yield Bond Fund
3,061,228.972
0
0
1290 Multi-Alternative Strategies Fund
889,224.811
20,942.599
146,001.918
1290 SmartBeta Equity Fund
1,015,927.832
0
0
1290 Unconstrained Bond Managers Fund
7,001,402.431
0
0

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